SMITHGRAHAM INSTITUTIONAL FUNDS

SG GOVERNMENT MONEY MARKET FUND

SG PRIME MONEY MARKET FUND

SG YIELD PLUS FUND

(the “Funds”)

Supplement dated June 27, 2003

to

Prospectus dated May 2, 2003

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

Effective June 26, 2003, SG Prime Money Market Fund (the “Fund”) will cease investment operations and close to existing public shareholders and new investors until further notice. As of June 27, 2003, SG Government Money Market Fund and SG Yield Plus Fund have not commenced investment operations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE